Exhibit 1.1

EXECUTION VERSION

MACQUARIE INFRASTRUCTURE COMPANY LLC

1,296,992 Shares

UNDERWRITING AGREEMENT

November 4, 2014

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The Voting Trust of IMTT Holdings Inc. (the “Selling Stockholder”), proposes to sell 1,296,992 of its limited liability company interests (the “Shares”) of Macquarie Infrastructure Company LLC, a Delaware limited liability company (the “Company”) to Barclays Capital Inc. (the “Underwriter”) pursuant to this Underwriting Agreement (the “Agreement”). This Agreement is to confirm the agreement concerning the purchase of the Shares from the Selling Stockholder by the Underwriter.

1.      Representations, Warranties and Agreements of the Company and the Selling Stockholder.

(I) The Company represents, warrants and agrees that:

(a)                A registration statement on Form S-3 (File No. 333-187794) relating to the Shares has (i)  been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to the Underwriter. As used in this Agreement:

(i) “Applicable Time” has the definition specified in Schedule 4 hereto;

(ii) “Effective Date” means any date as of which any part of such registration statement relating to the Shares became, or is deemed to have become, effective under the Securities Act in accordance with the rules and regulations thereunder;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) that is listed on Schedule 3 hereof;

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(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Shares included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v) “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule 4 hereto and each Issuer Free Writing Prospectus filed or used by the Company on or before the Applicable Time, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi) “Prospectus” means the final prospectus relating to the Shares, including any prospectus supplement thereto relating to the Shares, as filed with the Commission pursuant to Rule 424(b) under the Securities Act; and

(vii) “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof). Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement.

(b)               The Company has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) eligible to use Form S-3 for the offering of the Shares, including not having been an “ineligible issuer” (as defined in Rule 405 under the Securities Act) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) and was filed not earlier than the date that is three years prior to the applicable Delivery Date (as defined in Section 4).

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(c)                The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations thereunder.

(d)               The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) and (ii) information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for inclusion therein, which consists solely of the information contained under the caption “Selling Shareholder” (the “Selling Stockholder Information”).

(e)                The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) and (ii) information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for inclusion therein, which consists solely of the Selling Stockholder Information.

(f)                The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(g)               The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (i) information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) and (ii) information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for inclusion therein, which consists solely of the Selling Stockholder Information.

(h)               Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with (i) written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriter consists of the information described as such in Section 8(e) hereof and (ii) written information furnished to the Company by the Selling Stockholder specifically for inclusion therein, which consists solely of the Selling Stockholder Information.

(i)                 Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter, except as set forth on Schedule 3 hereto. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(j)                 The Company has been duly organized, is validly existing and in good standing as a limited liability company under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company has all power and authority to own or hold its properties and to conduct the business in which it is engaged. The Company does not own a majority of the capital stock of, or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recent fiscal year. None of the subsidiaries of the Company (other than the subsidiaries listed on Schedule 5 hereto (collectively the “Significant Subsidiaries”)) is a “significant subsidiary” (as defined in Rule 405 under the Securities Act).

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(k)               Each of the Significant Subsidiaries (collectively, “Subsidiaries”) has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, as applicable, has the power (corporate or other) and authority to own its property and to conduct its business as described in the Pricing Disclosure Package and the Prospectus and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

(l)                 The Company has an authorized capitalization as set forth in each of the most recent Preliminary Prospectus and the Prospectus, and all of the issued limited liability company interests of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and non-assessable (except as such nonassessability may be affected by Sections 18-607 and 18-804 of the Delaware Liability Company Act (“DLLCA”)) and conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus. None of the outstanding limited liability company interests of the Company were issued in violation of the preemptive or other similar rights of any securityholder of the Company, if any. Except as disclosed in the Pricing Disclosure Package or the Prospectus and except for pledges of capital stock with respect to any debt disclosed in the Pricing Disclosure Package or the Prospectus, all of the issued shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and the shares that are owned by the Company are so owned, directly or indirectly, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)               Reserved.

(n)               This Agreement has been duly and validly authorized, executed and delivered by the Company.

(o)               The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its Subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Company or any of its Subsidiaries; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets except, in the case of clauses (i) and (iii) above, for such conflicts, breaches, violations, liens, charges, encumbrances or defaults as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(p)               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets is required for the sale of the Shares in the manner contemplated herein and in the Pricing Disclosure Package and Prospectus and the execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions contemplated hereby and thereby, except (i) for the registration of the Shares under the Securities Act, (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws, (iii) such as have been or will be obtained, made, or waived on or prior to the applicable Delivery Date, or (iv) those required by the Financial Industry Regulatory Authority (“FINRA”).

(q)               Except as described in the most recent Preliminary Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or pursuant to any other registration statement filed by the Company under the Securities Act.

(r)                 Since the date of the most recent audited financial statements of the Company included in or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there has not been any event or development in respect of the condition (financial or otherwise), results of operations, properties or business of the Company and its Subsidiaries taken as a whole, that, in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as otherwise disclosed in the Pricing Disclosure Package and the Prospectus.

(s)                The historical financial statements (including the related notes and supporting schedules) included in or incorporated by reference in the most recent Preliminary Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved (except as disclosed in the Pricing Disclosure Package and the Prospectus).

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(t)                 KPMG LLP, who have certified certain financial statements of the Company and its consolidated Subsidiaries and IMTT Holdings Inc. (“IMTT”) and its consolidated subsidiaries, whose reports appear in the most recent Preliminary Prospectus or are incorporated by reference therein and who have delivered the initial letter referred to in Section 7(h) hereof, are independent public accountants as required by the Securities Act and the rules and regulations thereunder.

(u)               The statistical and market-related data included in the Pricing Disclosure Package and Prospectus are based on or derived from sources that the Company believes to be reliable in all material respects.

(v)               The Company is not as of the applicable Delivery Date and, after giving effect to the offer and sale of the Shares, will not be, an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(w)             Except as described in the Pricing Disclosure Package, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject that would, in the aggregate, reasonably be expected to have a Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(x)               Except as described in the most recent Preliminary Prospectus, no labor disturbance by or dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(y)               Except as would not reasonably be expected to result in a Material Adverse Effect (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, and (C) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

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(z)                Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and each of its Subsidiaries have filed, taking into account extensions, any and all tax returns required to be filed by them under applicable law. Neither the Company nor any of its Subsidiaries is in default in the payment of any taxes, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(aa)            Except as disclosed in the Pricing Disclosure Package or the Prospectus, neither the Company nor any of its Subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which any of its properties is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)           There is and has been no failure on the part of the Company, or to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(cc)            The Company and each of its Subsidiaries have such permits, licenses, patents, franchises, certificates of need and other approvals or authorizations of governmental or regulatory authorities (“Permits”) as are necessary under applicable law to use their properties and conduct their businesses in the manner described in the most recent Preliminary Prospectus, except for any of the foregoing that would not, in the aggregate, reasonably be expected to have a Material Adverse Effect or except as described in the most recent Preliminary Prospectus; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Permits, except where the failure so to comply would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect; Neither the Company nor any of its Subsidiaries has received written notice of any revocation or modification of any such Permits or has any reason to believe that any such Permits will not be renewed in the ordinary course except to the extent such renewals would not reasonably be expected to have a Material Adverse Effect.

(dd)          Except as disclosed in the most recent Preliminary Prospectus or except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and each of its Subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, trade secrets and other legally recognized forms of intellectual property necessary for the conduct of their respective businesses, and (ii) the Company is not aware that the conduct of their respective businesses will infringe or misappropriate with, and have not received any written notice of any claim of infringement or misappropriation with, any such rights of others.

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(ee)            Except as disclosed in the most recent Preliminary Prospectus, the Company and each of its Subsidiaries (i) are in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety (as such relates to the exposure of hazardous substances), the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received written notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as disclosed in the most recent Preliminary Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, (A) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries under the Environmental Laws and (B) to the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to any Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants.

(ff)             Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA, U.K. Bribery Act 2010, as amended, or any other applicable anti-bribery statute or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

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(gg)           The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(hh)           Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is (i) currently subject to or the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”); or (ii) located, organized or resident in a country that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria).

(ii)               The Company has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(jj)               The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(kk)           The New York Stock Exchange has approved the Shares for listing.

(ll)               Reserved.

(mm)       Any financial projections disclosed in the Registration Statement, the Prospectus and the Pricing Disclosure Package are based upon estimates and assumptions that are reasonable and fair in light of current conditions and current facts known to the Company and reflect the Company’s good faith and reasonable estimates of future financial performance of the Company.

Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

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(II) The Selling Stockholder represents, warrants and agrees that:

(a)                     Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Shares.

(b)                    The Selling Stockholder has, and immediately prior to the Delivery Date on which the Selling Stockholder is selling the Shares, the Selling Stockholder will have, good and marketable title to the Shares to be sold by the Selling Stockholder hereunder on the Delivery Date and any “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims.

(c)                     Reserved.

(d)                    Upon payment for the Shares to be sold by the Selling Stockholder, delivery of such Shares, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities account of the Underwriter (i) DTC will acquire good and marketable title to the Shares free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims, (ii) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriter will acquire a valid security entitlement in respect of such Shares, and (iv) an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriter with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the accounts of the Underwriter on the records of DTC will have been made pursuant to the UCC.

(e)                     The Selling Stockholder has full right, power and authority, corporate or otherwise, to enter into this Agreement.

(f)                     This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Selling Stockholder.

(g)                    The sale of the Shares by the Selling Stockholder, the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the, charter, by-laws, deed of trust or similar organizational documents of the Selling Stockholder, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder.

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(h)                    No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder is required for the sale of the Shares by the Selling Stockholder, the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby, except for the registration of the Shares under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and sale of the Shares by the Underwriter.

(i)                      To the knowledge of the Selling Stockholder, the Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e). Notwithstanding anything to the contrary, the preceding sentence applies only to statements in or omissions in the Registration Statement that are based upon information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by the Selling Stockholder consists solely of the Selling Stockholder Information.

(j)                      To the knowledge of the Selling Stockholder, the Prospectus will not, as of its date and as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e). Notwithstanding anything to the contrary, the preceding sentence applies only to statements in or omissions in the Prospectus that are based upon information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by the Selling Stockholder consists solely of the Selling Stockholder Information.

(k)                    To the knowledge of the Selling Stockholder, the documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything to the contrary, the preceding sentence applies only to statements in or omissions in any documents incorporated by reference in any Preliminary Prospectus or the Prospectus that are based upon information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by the Selling Stockholder consists solely of the Selling Stockholder Information.

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(l)                      Reserved.

(m)                  To the knowledge of the Selling Stockholder, the Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule 3 hereto, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package (or any Issuer Free Writing Prospectus listed in Schedule 3 hereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein, which information is specified in Section 8(e). Notwithstanding anything to the contrary, the preceding sentence applies only to statements in or omissions in the Pricing Disclosure Package, when taken together with any Issuer Free Writing Prospectus listed in Schedule 3 hereto that are based upon information furnished to the Company by the Selling Stockholder specifically for use therein, it being understood and agreed that the only information furnished by the Selling Stockholder.

(n)                    The Selling Stockholder is not prompted to sell the Shares by any information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(o)                    The Selling Stockholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(p)                    Reserved.

(q)                    The Selling Stockholder has not: (i) used any trust funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official, “foreign official” (as defined in the FCPA) or employee from trust funds; (iii) violated or is in violation of any provision of the FCPA, U.K. Bribery Act 2010, as amended, or any other applicable anti-bribery statute or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, foreign official or employee; and the Selling Stockholder has conducted its business in compliance with the FCPA, U.K. Bribery Act 2010, and all other applicable anti-bribery statutes and regulations, and has instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

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(r)                      The operations of the Selling Stockholder are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Stockholder, threatened.

(s)                      The Selling Stockholder is not (i) currently subject to or the target of any Sanctions; or (ii) located, organized or resident in a country that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Sudan, and Syria); and the Selling Stockholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory, that currently is the subject or target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions. The Selling Stockholder has not knowingly engaged in for the past five years, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was the subject or target of Sanctions.

Any certificate signed by the Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Shares shall be deemed a representation and warranty by the Selling Stockholder, as to matters covered thereby, to the Underwriter.

2.      Purchase of the Shares by the Underwriter. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Selling Stockholder agrees to sell the Shares to the Underwriter, and the Underwriter agrees to purchase the Shares.

The price of the Shares purchased by the Underwriter shall be $70.45 per Share.

The Selling Stockholder shall not be obligated to deliver any of the Shares to be delivered on the applicable Delivery Date, except upon payment for all such Shares to be purchased on the Delivery Date as provided herein.

3.      Offering of the Shares by the Underwriter. Upon authorization by the Underwriter of the release of the Shares, the Underwriter proposes to offer the Shares for sale upon the terms and conditions to be set forth in the Prospectus.

4.      Delivery of and Payment for the Shares. Delivery of and payment for the Shares shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriter, the Selling Stockholder and the Company. This date and time are sometimes referred to as the “Delivery Date.” Delivery of the Shares shall be made to the Underwriter for the account of the Underwriter against payment therefor of the aggregate purchase price of the Shares being sold by the Selling Stockholder to or upon the order of the Selling Stockholder of the purchase price by wire transfer in immediately available funds to the account specified by the Selling Stockholder. The Selling Stockholder shall deliver the Shares through the facilities of DTC unless the Underwriter shall otherwise instruct.

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5.      Further Agreements of the Company, the Selling Stockholder and the Underwriter. (a) The Company agrees:

(i)                 To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and, at the request of the Underwriter, to furnish it with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, of any notice from the Commission objecting to the use of the form of the Registration Statement or any post-effective amendment thereto or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;

(ii)               To pay the applicable Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein;

(iii)             To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) other than documents available by EDGAR, any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Shares or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, with the approval of the Underwriter which approval shall not be unreasonably withheld or delayed, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

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(iv)             To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

(v)               During such period as the Underwriter is required to deliver a prospectus in connection with the offering contemplated hereby, prior to filing with the Commission of any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Company promptly after having been given notice of the proposed filing; provided that, consent of the Underwriter to the filing shall not be required if such filing is, in the judgment of counsel to the Company, required by law;

(vi)             Not to make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriter.

(vii)           To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriter and, upon their reasonable request, to file such document and to prepare and furnish without charge to the Underwriter as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with (i) written information furnished to the Company by the Underwriter specifically for inclusion therein, which information is specified in Section 8(e) and (ii) written information furnished to the Company by the Selling Stockholder specifically for inclusion therein, which consists solely of the Selling Stockholder Information.

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(viii)         As soon as practicable after the Effective Date to make generally available to the Company’s security holders and to deliver to the Underwriter an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder;

(ix)             From time to time to take such action as the Underwriter may reasonably request to qualify the Shares for offering and sale under the securities and Blue Sky laws of Canada and such other jurisdictions as the Underwriter may reasonably request and to continue such qualification in effect for as long as may be necessary to complete the distribution of the Shares; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject;

(x)               For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could reasonably be expected to, result in the disposition by the Company or any person in privity with the Company of) any limited liability company interests of the Company or securities convertible into or exchangeable for limited liability company interests of the Company or sell or grant options, rights or warrants with respect to any limited liability company interests of the Company or securities convertible into or exercisable or exchangeable for limited liability company interests of the Company, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such limited liability company interests of the Company, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of limited liability company interests of the Company or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any limited liability company interests of the Company or securities convertible, exercisable or exchangeable into limited liability company interests of the Company or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of the Underwriter. The foregoing sentence shall not apply to (a) the Shares to be sold hereunder, (b) any limited liability company interests issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (c) any limited liability company interests, restricted stock units or any securities convertible into or exercisable or exchangeable for limited liability company interests issued or options to purchase limited liability company interests granted pursuant to any existing employee benefit plans, director stock plan or dividend reinvestment plan of the Company, (d) any sales of limited liability company interests to an officer of the Company, provided that such transferee has executed a lock-up agreement substantially in the form of Exhibit A hereto at or before the time of the transfer, (e) issuances of limited liability company interests to Macquarie Infrastructure Management (USA) Inc. (“MIMUSA”) in connection with the investment by MIMUSA of fees to which MIMUSA is entitled in accordance with the Company's management services agreement with MIMUSA, (f) the filing of a registration statement or prospectus supplement in compliance with the request of MIMUSA pursuant to terms of that certain Registration Rights Agreement dated December 21, 2004 among the Company, MIMUSA and the other party thereto, (g) any limited liability company interests issued in connection with the Company’s Direct Stock Purchase and Dividend Reinvestment Program Prospectus filed with the Commission on April 8, 2013, as amended or supplemented, (h) limited liability company interests (or securities convertible into or exchangeable for limited liability company interests) issued in connection with the bona fide strategic acquisition of assets, a technology or a business or the bona fide establishment of a strategic partnership or collaboration (including a joint venture) complementary to the Company’s business, provided that the aggregate number of limited liability company interests issued or issuable upon exchange or conversion of any securities convertible into or exchangeable for limited liability company interests under this clause (h) shall not exceed (x) 5.0% of the total number of limited liability company interests issued and outstanding as of the date of such acquisition or joint venture agreement, as the case may be, and (y) the recipient of such limited liability company interests or any securities convertible into or exchangeable for limited liability company interests shall have executed and delivered to the Underwriter a lock-up agreement substantially in the form of Exhibit A hereto or (i) any registration statement on Form S-8 under the Securities Act or on Form S-4 under the Securities Act with respect to the foregoing clause (c) or (h) hereof;

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(xi)             On behalf of the Underwriter, to cause each officer and director set forth on Schedule 2 hereto to furnish to the Underwriter, prior to the date of this Agreement, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); and

(xii)           Reserved.

(b)                           The Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Underwriter without the prior written consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of the Underwriter on the basis of or derived from issuer information.

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(c)                            The Selling Stockholder agrees:

(i)                 Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriter) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Shares;

(ii)               To deliver to the Underwriter, prior to the date of this Agreement, a properly completed and executed Lock-Up Agreement.

(iii)             To deliver to the Underwriter prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

(iv)             The Selling Stockholder will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Shares.

(v)               The Selling Stockholder will do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Delivery Date, and to satisfy all conditions precedent to the Underwriter’s obligations hereunder to purchase the Shares.

6.      Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (i) the sale and delivery of the Shares and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Shares; (ii) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto; (iii) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (iv) the production and distribution of this Agreement, any supplemental agreement among the Underwriter, and any other related documents in connection with the offering, purchase, sale and delivery of the Shares; (v) the filing fees incident to securing any required review by the FINRA of the terms of sale of the Shares (including reasonable related fees and expenses of counsel to the Underwriter); (vi) [reserved]; (vii) the qualification of the Shares under the securities laws of the several jurisdictions as provided in Section 5(a)(x) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriter); (viii) [reserved]; (ix) [reserved]; and (x) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriter shall pay its own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriter and the Selling Stockholder shall pay the fees and expenses of its counsel and any transfer taxes payable in connection with its sales of Shares to the Underwriter. For the avoidance of doubt, the Underwriter shall not be responsible for any costs, expenses, fees and taxes incident to and in connection with (i) the authorization and issuance of the Shares and (ii) the listing of the Shares on the New York Stock Exchange and/or any other exchange.

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7.      Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to (i) the accuracy, when made and on the Delivery Date, of the representations and warranties of each of the Company and the Selling Stockholder contained herein, (ii) the performance by the Company and the Selling Stockholder of each of its obligations hereunder, and (iii) each of the following additional terms and conditions:

(a)                            The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i); the Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement.

(b)                           The Underwriter shall not have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the reasonable opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)                            All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter and the Selling Stockholder, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)                           White & Case LLP shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-1.

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(e)                            Michael Kernan, Esq., General Counsel for the Company, shall have furnished to the Underwriter his written opinion addressed to the Underwriter, and dated the Delivery Date, in the form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-2.

(f)                            Nathan C. Nelson, General Counsel of HGC Holdings LLC, shall have furnished to the Underwriter its written opinion, as counsel to HGC Holdings LLC and The Gas Company, LLC, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-3.

(g)                           The Underwriter shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriter, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Shares, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)                           At the time of execution of this Agreement, the Underwriter shall have received from KPMG LLP (i) a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (x) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information relating to the Company and its consolidated subsidiaries and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings and (ii) a letter, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (x) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information relating to IMTT and its consolidated subsidiaries and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i)                             With respect to the letters of KPMG LLP referred to in the preceding paragraph (h)(i) and delivered to the Underwriter concurrently with the execution of this Agreement (the “initial letters”), the Company shall have furnished to the Underwriter letters (the “bring-down letters”) of such accountants, addressed to the Underwriter and dated the Delivery Date in each case (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of each bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of each bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

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(j)                             The Company shall have furnished to the Underwriter a certificate, dated the Delivery Date, of its Chief Executive Officer and its Chief Financial Officer stating that, to their knowledge, after reasonable investigation:

(i)                                         The representations, warranties and agreements of the Company in Section 1 are true and correct on and as of the Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date;

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii) Subsequent to the dates of the most recent financial statements in the most recent Preliminary Prospectus and the Prospectus, there has been no material adverse change, nor any development involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, properties or business of the Company and its Subsidiaries, taken as a whole, other than those set forth in or contemplated by the most recent Preliminary Prospectus and the Prospectus.

(k)                           Since the date of the last audited financial statements of the Company included in or incorporated by reference in the most recent Preliminary Prospectus, there has been no material adverse change, nor any development involving a prospective material adverse change, in the condition (financial or otherwise), results of operations, properties or business of the Company and its Subsidiaries taken as a whole, other than those set forth in or contemplated by the most recent Preliminary Prospectus and the Prospectus, the effect of which, in any such case is, individually or in the aggregate, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

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(l)                             Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, as to make it, in the judgment of the Underwriter impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Shares being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

(m)                         The Lock-Up Agreements between the Underwriter and the persons set forth on Schedule 2, delivered to the Underwriter on or before the date of this Agreement, shall be in full force and effect on the Delivery Date.

(n)                           Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(o)                           Reserved.

(p)                           Coleman, Johnson, Artigues & Jurisich, L.L.C. and Jones Walker LLP shall have furnished to the Underwriter its written opinion, as counsel to the Selling Stockholder, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, substantially in the form attached hereto as Exhibit B-4.

(q)                           The Selling Stockholder shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Stockholder stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct on and as of the Delivery Date and that the Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Delivery Date.

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(r)                             The Selling Stockholder shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that such Selling Stockholder has examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, to its knowledge, (i) (A) the Registration Statement, as of the Effective Date, (B) the Prospectus, as of its date and on the applicable Delivery Date, and (C) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (ii) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(s)                            On or prior to the Delivery Date, the Selling Stockholder shall have furnished to the Underwriter such further certificates and documents as they may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

8.      Indemnification and Contribution.

(a)                            (I) The Company shall indemnify and hold harmless the Underwriter, its affiliates, directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which the Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) Issuer Free Writing Prospectus or in any amendment or supplement thereto including any “road show” that is a written communication within the meaning of Rule 433(d)(8)(i) under the Securities Act, whether or not required to be filed with the Commission or (C) Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by the Underwriter, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus, Prospectus, Issuer Free Writing Prospectus or in any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, and shall reimburse the Underwriter and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by the Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e), which information is specified in Section 8(e) or in reliance upon and in conformity with the Selling Stockholder Information. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or to any affiliate, director, officer, employee or controlling person of that Underwriter.

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(II) The Selling Stockholder shall indemnify and hold harmless the Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which the Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any (A) Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) Issuer Free Writing Prospectus or in any amendment or supplement thereto including any “road show” that is a written communication within the meaning of Rule 433(d)(8)(i) under the Securities Act, whether or not required to be filed with the Commission or (C) Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Securities Act) used or referred to by the Underwriter, (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any material fact required to be stated therein or necessary to make the statements therein (in the case of any Preliminary Prospectus, Prospectus, Issuer Free Writing Prospectus or in any amendment or supplement thereto, in light of the circumstances under which they are made) not misleading, and shall reimburse the Underwriter, its affiliates, directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, its affiliates, directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, or (iii) any breach of any representation or warranty of the Selling Stockholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby. Notwithstanding anything to the contrary, the Selling Stockholder shall only be liable to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, in reliance upon and in conformity with written information concerning the Selling Stockholder furnished to the Company by the Selling Stockholder specifically for inclusion therein, which information consists solely of the Selling Stockholder Information The liability of the Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the Shares purchased under the Agreement received by the Selling Stockholder, as set forth in the table on the cover page of the Prospectus.

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(b)                           The Underwriter shall indemnify and hold harmless the Company, the Selling Stockholder, their respective directors, officers and employees, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Selling Stockholder or any director, officer, employee or controlling person of the Company or the Selling Stockholder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e). The foregoing indemnity agreement is in addition to any liability that the Underwriter may otherwise have to the Company, the Selling Stockholder or any such director, officer, employee or controlling person of the Company or the Selling Stockholder.

(c)                            Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time after notice of the institution of such action to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party and in the judgment of counsel to the indemnified party it is advisable to employ separate counsel or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate counsel (in addition to one local counsel) for all such indemnified parties except as provided in the preceding sentence. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 60 days prior notice of its intention to settle and the terms of such settlement.

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(d)                           If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other hand, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholder, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the Shares purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purposes of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Shares exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it will promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service will not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except to the same extent as specifically provided in Section 8(c) above).

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(e)                            The Underwriter confirms that the statements regarding delivery of the Shares by the Underwriter set forth on the cover page of, and the concession and reallowance figures and the first two paragraphs under the caption “Underwriting—Stabilization, Short Positions and Penalty Bids,” in the most recent Preliminary Prospectus and the Prospectus are correct and the Underwriter, the Selling Stockholder and the Company acknowledge that such information constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto.

9.      Reserved.

10.  Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Company prior to delivery of and payment for the Shares if, prior to that time, any of the events described in Sections 7(k), 7(l) and 7(n) shall have occurred or if the Underwriter shall decline to purchase the Shares for any reason permitted under this Agreement.

11.  Reimbursement of Underwriter’s Expenses. If (a) the Selling Stockholder shall fail to tender the Shares for delivery to the Underwriter for any reason the Selling Stockholder will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriter) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Shares, and upon demand and presentation of reasonable supporting documentation the Selling Stockholder shall pay the full amount thereof to the Underwriter; (b) the Underwriter shall decline to purchase the Shares because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied or because of any termination due to any of the events described in Sections 7(k), 7(l) and 7(n) hereof, the Company will reimburse the Underwriter for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriter) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Shares, and upon demand and presentation of reasonable supporting documentation the Company shall pay the full amount thereof to the Underwriter; provided, however, if such obligation results from the Selling Stockholder’s or its counsel’s refusal, inability or failure to satisfy any condition to the obligations of the Underwriter set forth in Section 7, then the Selling Stockholder shall reimburse the Underwriter for the amounts set forth herein instead of the Company.

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12.  Research Analyst Independence. The Company and the Selling Stockholder acknowledge that the Underwriter’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Underwriter’s research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Stockholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Stockholder may have against the Underwriter with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholder by the Underwriter’s investment banking divisions. The Company and the Selling Stockholder acknowledge that the Underwriter is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.  No Fiduciary Duty. The Company and the Selling Stockholder acknowledge and agree that in connection with this offering, sale of the Shares or any other services the Underwriter may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter: (i) no fiduciary or agency relationship between the Company, the Selling Stockholder and any other person, on the one hand, and the Underwriter, on the other, exists; (ii) the Underwriter is not acting as an advisor, expert or otherwise, to the Company or the Selling Stockholder, including, without limitation, with respect to the determination of the public offering price of the Shares, and such relationship between the Company and the Selling Stockholder, on the one hand, and the Underwriter, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and its respective affiliates may have interests that differ from those of the Company and the Selling Stockholder. The Company and the Selling Stockholder hereby waive any claims that the Company or the Selling Stockholder may have against the Underwriter with respect to any breach of fiduciary duty in connection with this offering.

14.  Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)    if to the Underwriter, shall be delivered or sent by mail or facsimile transmission to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Fax: 646-834-8133;

(b)   if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Michael Kernan, Esq. (Fax: 212-231-1828) and by email to michael.kernan@macquarie.com; and

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(c)    if to the Selling Stockholder, shall be delivered or sent by mail to Coleman, Johnson, Artigues & Jurisich, LLC, 321 St Charles Ave, New Orleans, LA 70130, Attention: Richard Jurisich or via electronic transmission to rjurisich@cjajlaw.com.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

15.  Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Selling Stockholder and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of each of the Company and the Selling Stockholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriter and each person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriter contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the respective directors, officers and employees of each of the Company and the Selling Stockholder and each person, if any, who controls either the Company or the Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of any of the Shares shall be deemed to be a successor solely by reason of such purchase.

16.  Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriter contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.  Definition of the Terms “Business Day,” “Affiliate,” and “Subsidiary”; Actions by Underwriter. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act, provided that “subsidiary” with respect to the Company shall include IMTT and its consolidated subsidiaries.

18.  Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

19.  Waiver of Jury Trial. The Company and the Underwriter hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

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20.  Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

21.  Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement

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If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

COMPANY:

MACQUARIE INFRASTRUCTURE COMPANY LLC

By:	/s/ Todd Weintraub
Name: Todd Weintraub
Title: Chief Financial Officer

By:	/s/ Michael Kernan
Name: Michael Kernan
Title: General Counsel

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholder and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

SELLING STOCKHOLDER :

VOTING TRUST OF IMTT HOLDINGS INC.

By:	/s/ Thomas B. Coleman
Name: Thomas B. Coleman
Title: Trustee

Accepted:

Barclays Capital Inc.

By: /s/ Gregory J. Hall
      Authorized Representative

SCHEDULE 1

[Reserved]

SCHEDULE 2

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Martin Stanley

Norman H. Brown, Jr.

George W. Carmany, III

H.E. (Jack) Lentz

William H. Webb

Ouma Sananikone

Officers

James Hooke

Todd Weintraub

Selling Stockholder

Voting Trust of IMTT Holdings Inc.

SCHEDULE 3

ISSUER FREE WRITING PROSPECTUSES

None.

SCHEDULE 4

ORALLY CONVEYED PRICING INFORMATION

Number of Shares: 1,296,992 Shares

Price to the Public: $70.88 per Share

Applicable Time: 8:30 a.m. on November 5, 2014.

SCHEDULE 5

SIGNIFICANT SUBSIDIARIES

Macquarie Infrastructure Company Inc.

Macquarie Gas Holdings LLC

Macquarie HGC Investment LLC

HGC Holdings LLC

The Gas Company, LLC

Macquarie Terminal Holdings

Atlantic Aviation FBO Holdings LLC (f/k/a Macquarie FBO Holdings LLC)

Atlantic Aviation FBO, Inc. (f/k/a North America Capital Holding Company)

Mercury Air Centers, Inc.

Executive Air Support, Inc.

Trajen Holdings, Inc.

Atlantic Aviation Holding Corporation

MIC Renewable Energy Holdings LLC

Atlantic Aviation Flight Support, Inc.

Mercury Air Center-Los Angeles, Inc.

SJJC FBO Services, LLC

Trajen Flight Support, LP

Trajen Funding, Inc.

Trajen Limited, LLC

IMTT Holdings Inc.